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                                                                   EXHIBIT 10.15

                  CREDIT AGREEMENT, dated as of June 1, 1995, among NewStork, Inc., a New Mexico corporation ("NewStork," hereinafter referred to as the "Borrower"), Arnold Greenberg, Arnold Greenberg and Herbert Greenberg Trustees U/D Arnold Greenberg dated 8/6/94 for Michael Greenberg, Arnold Greenberg and Herbert Greenberg Trustees U/D Arnold Greenberg dated 8/6/94 for Susan Minster and Arnold Greenberg and Herbert Greenberg Trustees U/D Arnold Greenberg dated 8/6/94 for Robin Greenberg, as lenders (hereinafter collectively referred to as the "Lenders" and Arnold Greenberg, as agent for the Lenders hereinafter referred to as the "Agent").

SECTION 1.        DEFINITIONS.

                  Section 1.1 Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.

                  "Agent's Account" shall mean the account designated by NewStork from time to time by written notice to the Lender.

                  "Agreement" shall mean this Credit Agreement as the same may hereafter be modified, supplemented, amended or restated from time to time.

                  "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrowing" shall mean the borrowing of any Loans by the Borrower pursuant to the terms of this Agreement.

                  "Borrowing Request" shall mean a NewStork Borrowing
Request.

                  "Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be in New York a legal holiday or a day on which banking institutions are authorized or required by law or other government actions to close.

                  Closing Date" shall mean June 1, 1995.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

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                  "Collateral" shall mean the collective reference to
"Collateral" as defined in any Security Document.

                  "Consequential Damages" shall have the meaning provided in
Section 7.13 hereof.

                  "Contingent Obligation" as to any Person shall mean any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "Primary obligor") in any manner, whether directly or indirectly, including, without limitation any bligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Expiration Date" shall mean October 31, 1995.

                  "Facility Date" shall mean October 15, 1995.

                  "FCP Direct" shall mean FCP Direct, Inc., a Delaware company and the sole stockholder of NewStork, and its successors and assigns.

                  "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System as constituted from time to time.

                  "FulcrumDirect" shall mean FulcrumDirect, Inc. a Delaware company and the sole stockholder of FCP Direct, ind its successors and assigns.

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                  "Guarantors" shall mean collectively FCP Direct and its
successors and assigns, FulcrumDirect and its successors and assigns, StorkStores and its successors and assigns, Scott Budoff and Michael Letterman.

                  "Guarantor Stock Pledges" shall have the meaning provided in
Section 4.1(a)(v) hereof.

                  "Guaranties" shall have the meaning set forth in Section 4.1(a)(iv) hereof.

                  "Indebtedness" of any Person shall mean, without duplication,
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade payables on terms of 30 days or less incurred in the ordinary course of business of such Person), (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument, (iii) the principal component of all capitalized lease obligations of such Person, (iv) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder, (v) all indebtedness of any other Person secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed, (vi) all Contingent Obligations of such Person, and (vii) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements.

                  "Indemnitee" shall have the meaning provided in Section 7.3 hereof.

                  "Interest Rate" shall mean a rate per annum of eighteen percent (18%), provided that the interest payment made on the initial Payment Date shall include, to the fullest extent permitted by law, an additional amount of interest equal to the amount of interest which would have been payable if the accruing interest had been capitalized on the last day of each month prior to the initial Payment Date and interest had accrued on such capitalized amounts to and including the initial Payment Date.

                  "Lender" shall have the meaning set forth in the first paragraph hereof.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any

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conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.

                  "Loan Documents" shall mean the collective reference to this Agreement, each of the NewStork Revolving Notes, the Guaranties and the Security Documents.

                  "Loan Parties" shall mean the collective reference to the Borrower and each of the Guarantors.

                  "Loans" shall mean the collective reference to the NewStork Revolving Loans.

                  "Majority Lenders" means the affirmative vote of the holder of more than 50% of the outstanding principal amount of the Notes.

                  "Margin Stock" shall have the meaning provided such term in Regulation U and Regulation G of the Federal Reserve Board.

                  "Maturity Date" shall mean the earlier to occur of (a) the Expiration Date or (b) the date a Maturing Event occurs.

                  "Maturing Event" shall mean the occurrence of any of the following: (i) any Loan Party shall commence a voluntary case concerning itself under the Bankruptcy Code cr any other voluntary proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Loan Party; or (ii) an involuntary case or proceeding of the type described in clause (i) is commenced against any Loan Party and the petition or proceeding is not controverted within 10 days, or is not dismissed within 30 days, after commencement of the case; or (iii) a custodian (as defined in the Bankruptcy Code) or similar Person performing a similar function under the laws of any other jurisdiction is appointed for, or takes charge of, all or substantially all of the property of any Loan Party; or
(iv) any order of relief or other order approving any such case or proceeding is entered; or (v) any Loan Party is adjudicated insolvent or bankrupt; or (vi) any Loan Party makes a general assignment for the benefit of creditors; or (vii) any Loan Party shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (viii) any Loan Party shall call a meeting of its creditors

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with a view to arranging a composition or adjustment of its debts; or (ix) any
Loan Party shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (x) any corporate action is taken by any Loan Party for the purpose of effecting any of the foregoing.

                  "Maximum NewStork Revolving Loan Facility" shall mean $4,000,000.

                  "NewStork" shall have the meaning set forth in the first paragraph of this Agreement.

                  "NewStork Borrowing Request" shall have the meaning provided in Section 2.2 hereof.

                  "NewStork Revolving Loans" shall have the meaning provided in
Section 2.1(a) hereof.

                  "NewStork Revolving Notes" shall have the meaning provided in
Section 2.4 hereof.

                  "Notes" shall mean the NewStork Revolving Note.

                  "Obligations" shall mean all obligations, liabilities and indebtedness of every type and nature of any Loan Party from time to time owing to the Lenders arising pursuant to, under or in connection with the Loan Documents.

                  "Payment Date" shall mean the last Business Day of each month, provided that the initial Payment Date for all previous months shall be August 31, 1995.

                  "Person" shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

                  "Pro Rata Share" means with respect to any Lender the percentage set forth next to the name of such Lender on the signature page hereto.

                  "Securities Account Letter Agreement" shall mean that certain Pledged Collateral Account Agreement among FulcrumDirect, the Agent and Smith Barney.

                  "Security Agreements" shall have the meaning provided in
Section 4.1(a)(ii) hereof.

                  "Security Documents" shall mean the collective

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reference to the Security Agreements, the Guarantor Stock Pledges and the
Securities Account Letter Agreement.

                  "StorkStores" shall mean StorkStores, Inc., a New Mexico corporation and its successors and assigns.

SECTION 2.        AMOUNT AND TERMS OF NEWSTORK REVOLVING CREDIT FACILITY.

                  Section 2.1 NewStork Revolving Loans. (a) Subject to and upon the terms and conditions herein set forth, the Agent may, in its sole discretion, at any time and from time to time on and after the Closing Date and prior to the Facility Date, make loans (collectively, the "NewStork Revolving Loans") to NewStork, provided however that each NewStork Revolving Loan must be outstanding for 14 days prior to a required repayment (other than upon demand) or any prepayment, which NewStork Revolving Loans shall be requested in increments of $500,000 and which shall neither be less than $500,000 nor exceed in aggregate principal amount at any time outstanding the Maximum NewStork Revolving Loan Facility.

                           (b)      The NewStork Revolving Loans may be
voluntarily prepaid pursuant to Section 3.1, and, subject to the other provisions of this Agreement (including without limitation, Section 2.1(a) hereof), any amounts so prepaid may, at the sole discretion of the Majority Lenders, be reborrowed. The NewStork Revolving Loans shall be due and payable on the earlier of the Maturity Date or on demand.

                  Section 2.2 Notice of Borrowing. Whenever NewStork desires to borrow NewStork Revolving Loans hereunder, it shall request such Borrowing from the Agent prior to 12:00 noon, New York time, by telex, facsimile, or telephonic notice (promptly confirmed in writing) (each, a "NewStork Borrowing Request"). Each NewStork Borrowing Request shall be irrevocable and shall set forth the date on which such NewStork Revolving Loan is requested to be made, which date shall be at least one Business Day after the date of such NewStork Borrowing Request.

                  Section 2.3 Disbursement of Funds. If the Majority Lenders, in their sole discretion, decide to make a requested NewStork Revolving Loan, each Lender will mike available to the Agent its Pro Rata Share of the NewStork Revolving Loan so requested, in U.S. dollars, to the Agent's Account on or before the date specified in the applicable NewStork Borrowing Request so that the Agent may make available to NewStork in the Borrower's Account such NewStork Loan so requested on the date requested by NewStork, but provided that NewStork hereby

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authorizes the Agent to apply a portion of the Revolving Loan to the Agent's
Account in an amount equal to two percent (2%) of such NewStork Borrowing
Request.

                  Section 2.4 Notes. (a) NewStork's obligation to pay the principal of, and interest on, the NewStork Revolving Loans shall be evidenced by each Lender's Pro Rata Share of promissory notes (the "NewStork Revolving Notes") duly executed and delivered by NewStork substantially in the form of Exhibit A hereto (with blanks appropriately filled in conformity herewith) in a principal amount equal to each Lender's Pro Rata Share of the Maximum NewStork Revolving Loan Facility.

                           (b)      Each Lender is hereby authorized, at its
option, either (i) to record on the schedule attached to its NewStork Revolving Note (or on a continuation of such schedule attached to such NewStork Revolving Note and made a part thereof) an appropriate notation evidencing the date and amount of each NewStork Revolving Loan evidenced thereby and the date and amount of each principal and interest payment in respect thereof, or (ii) to record such NewStork Revolving Loans and such payments in its books and records; provided, however, that the failure of such Lender to record any NewStork Revolving Loan on such schedule or on such books and records or an error in such notation shall not affect NewStork's obligations hereunder and under such NewStork Revolving Note. Such schedule or such books and records, as the case may be, shall constitute prima facie evidence of the accuracy of the information contained therein.

                  Section 2.5 Interest. NewStork agrees to pay interest in respect of the daily average outstanding principal balance of all NewStork Revolving Loans at a rate per annum which shall be equal to the Interest Rate, such interest to be computed daily on the basis of a 365 day year.

                           (a)      If not paid when such amounts are due and
payable, the outstanding principal amount of all NewStork Revolving Loans and, to the extent permitted by law, overdue interest in respect of all NewStork Revolving Loans, shall bear interest at a rate per annum equal to the sum of two percent (2%) plus the Interest Rate.

                           (b)      Interest on each NewStork Revolving Loan
shall accrue from and including the date of the Borrowing thereof to but excluding the date of any repayment thereof (provided that any NewStork Revolving Loan borrowed and repaid on the same day shall accrue one day's interest) and shall be payable in arrears on each Payment Date, at maturity (whether upon demand or otherwise), and after maturity, on demand. Interest shall, to

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the fullest extent permitted by law, include additional interest adequate to compensate the Lender for interest due on the NewStork Revolving Loans prior to August 31, 1995, as contemplated by the definition of "Interest Rate."

                  Section 2.6 Use of Proceeds. The proceeds of the NewStork Revolving Loans shall be used by NewStork solely for the purchase of inventory.

SECTION 3.        PREPAYMENTS; METHOD AND APPLICATION OF PAYMENTS; ETC.

                  Section 3.1 Voluntary Prepayments. The Borrower shall have the right to prepay its Loans in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Agent written or facsimile notice (or telephonic notice promptly confirmed in writing), which notice shall be irrevocable, of its intent to prepay such Loan, at least one Business Day prior to such prepayment, which notice shall specify the amount of such prepayment, (ii) each prepayment (other than payments applied pursuant to Section 3.3 hereof) shall be in an aggregate principal amount of $250,000 or any integral multiple of $250,000 in excess thereof and (iii) the Loan which is being prepaid must have been outstanding for at least 14 consecutive days preceding such prepayment.

                  Section 3.2 Method and Place of Payment.

                           (a)      all payments and prepayments under this
Agreement and the Note shall be made to the Agent not later than 12:00 noon, New York time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds to the Agent's Account, and any funds received after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

                           (b)      All payments made by the Borrower hereunder
and under the Note shall be made irrespective of, and without any reduction for, any setoff or counterclaims.

SECTION 4.        CLOSING DOCUMENTS.

                  Section 4.1 Closing Documents. On or prior to the Closing Date, the Loan Parties shall deliver the following documents and instruments to the Agent or the Lenders, as indicated below:


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                           (a)      Loan Documents.

                                            (i)      Credit Agreement.  The
                  Borrower shall have delivered duly executed counterparts of this Agreement to the Lenders and the Agent.

                                            (ii)     Security Agreements.  The
                  Borrower shall deliver to the Lenders and the Agent duly executed counterparts of a security agreement substantially in the form of Exhibit B-1 hereto (as amended, restated, modified or supplemented from time to time, the "Security Agreement") and StorkStores shall deliver to the Lenders and the Agent duly executed counterparts of a security agreement substantially in the form of Exhibit B-2 hereto (as amended, restated, modified or supplemented from time to time, the "StorkStores Security Agreement").

                                            (iii)    Notes.  The Borrower shall
                  deliver to each Lender the duly executed Note to which it is a party in the amount, maturity, and as otherwise provided herein.

                                            (iv)     Guaranties.  Each of the
                  Guarantors shall deliver to the Lenders and the Agent a duly executed guaranty substantially in the form set forth as Exhibit C hereto (collectively, as amended, restated, modified or supplemented from time to time, the "Guaranties").

                                            (v)      Guarantors' Stock Pledges.
                  FulcrumDirect and FCP Direct shall each deliver to the Lenders and the Agent the duly executed stock pledge agreements substantially in the form of Exhibit E hereto (as amended, restated, modified or supplemented from time to time, the "(Guarantor Stock Pledges").

                                            (vi)     Securities Account Letter.
                  FulcrumDirect shall deliver to the Agent the Securities Account Letter Agreement duly executed by all parties thereto.


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                           (b)      Opinion of Counsel.  The Borrower shall
deliver to the Lenders a favorable legal opinion, dated the Closing Date, from Scott Budoff, counsel to the Borrower and the Guarantors, substantially in the form set forth as Exhibit F hereto.

                           (c)      Stock Certificates.  The Guarantors shall
deliver to the Agent original stock certificates evidencing the stock pledged pursuant to the Guarantor Stock Pledge Agreements relating to the pledge of shares of Borrower, StorkStores and FCP Direct, together with undated stock powers duly executed in blank by the Loan Party pledging the same.

                           (d)      Corporate Documents. Each Loan Party (other
than Budoff and Lederman) shall deliver to the Agent the certificate of incorporation or comparable constituent document of such Loan Party as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the Secretary of State or similar authority of the jurisdiction where such Loan Party is organized as of a date not more than five days prior to the Closing Date.

                           (e)      Certified Resolutions, etc.  Each Loan Party
(other than Budoff and Lederman) shall deliver to the Agent and the Lenders a certificate of the Secretary or Assistant Secretary of such Loan Party dated the Closing Date certifying (i) the names and true signatures of its respective incumbent officers authorized to sign the Loan Documents to which it is a party,
(ii) its respective by-laws as in effect on the Closing Date, (iii) the resolutions of its respective Board of Directors approving and authorizing the execution, delivery and performance of all Loan Documents to which it is a party, and (iv) that there have been no changes in the certificate of incorporation or comparable constituent document of the respective Loan Party since the date of the most recent certification thereof by the appropriate Secretary of State or similar authority.



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                           (f)      Financing Statements.  The Borrower and
StorkStores shall each deliver to the Agent acknowledgment copies (or other evidence of filing) (a) of each UCC-1 financing statement signed by the Borrower or StorkStores, as the case may be, as debtor and naming the Agent as secured party and filed in such jurisdictions as the Agent shall require; and (b) of any other filings or registrations that the Agent may deem necessary or appropriate to perfect or give effect to its security interests in the Collateral.

                           (g)      Consents, Licenses, Approvals, etc. The Loan
Parties shall deliver to the Agent copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Loan Parties, and the validity and enforceability, of the Loan Documents, or in connection with any of the transactions contemplated hereby or thereby, which consents, licenses and approvals shall be in full force and effect.

                           (h)      Additional Matters.  The Loan Parties shall
deliver to the Agent such other certificates, opinions, documents and instruments as may have been requested by any Lender, and all corporate and other proceedings and all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with this Agreement shall be satisfactory in form and substance to the Lenders.

                  Section 4.2 Condition Precedent to Closing. On the date of Closing the Borrower shall pay to the Lender for the ratable benefit of the Lenders a fee equal to one and one-half percent (1.5%) of the Maximum NewStork Revolving Loan Facility, which fee may, at the option of the Agent, be paid by crediting such amount against the amount borrowed under any NewStork Revolving Loan, and NewStork hereby authorizes such credit against borrowings.

SECTION 5.        REPRESENTATIONS AND WARRANTIES.

                  In order to induce the Lenders to enter into this Agreement and to make, in the Lenders' sole discretion, the Loans, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Agreement, the Notes and the making of any Loans:

                  Section 5.1 Corporate Status. Each of the Loan Parties (other than Budoff and Lederman) (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate

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power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified.

                  Section 5.2 Authority, Execution and Binding Nature. Each of the Loan Parties (other than Budoff and Lederman) has the corporate power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of such Loan Documents. Each of the Loan Parties has duly executed and delivered each Loan Document to which it is a party, and each such Loan Document constitutes each such Loan Party's legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  Section 5.3 No Violation. Neither the execution, delivery or performance by any Loan Party of the Loan Documents to which it is a party, nor compliance by it with the terms and provisions thereof nor the consummation of the transactions contemplated thereby, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality or (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose] any lien upon any of the property or assets of such Loan Party (except pursuant to the Security Documents), pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which such Loan Party is a party or by which it or any of its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the certificate of incorporation, by-laws or similar constituent documents of any Loan Party.

                  Section 5.4 Litigation. There are no actions, suits or proceedings pending or threatened with respect to any of the Loan Documents.

                  Section 5.5 Use of Proceeds; Margin Regulations. All proceeds of each Loan will be used by the Borrower only in accordance with the provisions of Section 2.6. No part of the proceeds of any Loan will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the

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purpose of purchasing or carrying any Margin Stock. Neither the making of any
Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Federal Reserve Board.

                  Section 5.6 Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with (i) the execution, delivery and performance of any Loan Document or the consummation of any of the transactions contemplated hereby, except for the filing of financing statements as contemplated by the Security Documents, or (ii) the legality, validity, binding effect or enforceability of any Loan Document.

                  Section 5.7 Indebtedness, Liens and Contingent Obligations. Except as set forth on Schedule I, the Borrower has no Indebtedness, Liens or Contingent Obligations other than those connected with the transactions contemplated and permitted by this Agreement as contemplated by the Loan Documents.

                  The acceptance of the proceeds of each Loan by the Borrower shall constitute a renewal of each representation and warranty made by the Borrower to the Lenders as of the date such Loan is made.

SECTION 6.        COVENANTS.

                  Section 6.1 Information. The Borrower covenants and agrees that on and after the Closing Date and until the Obligations are indefeasibly paid in full and this Credit Agreement has been terminated, that it will (i) furnish to the Agent from time to time such information, reports and documents (financial or otherwise) as any Lender may request and (ii) permit the Agent, or his agents or representatives, at any time and from time to time, during regular business hours, to examine and make copies of all books and records and to visit the offices and properties of the Borrower for the purpose of examining such records and to discuss matters relating to the Borrower's performance hereunder with any of the officers, directors, employees or independent public accountants of the Borrower.


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SECTION 7.        MISCELLANEOUS

                  Section 7.1 Increased Capital; Increased Costs. (a) If any Lender shall have determined that compliance with any applicable law, rule, regulation, guideline, request or directive (whether or not having the force of law) of any governmental authority, central bank or comparable agency has or would have the effect of reducing the rate of return on the capital or assets of any Lender or any Person controlling any Lender as a consequence of Loans made or to be made hereunder, then, from time to time, upon the Agent delivering a written demand therefor to the Borrower, the Borrower shall pay to the Agent for the benefit of such Lender such additional amount or amounts as will compensate the Lender or such Person for such reduction.

                           (b)      If, at any time, a Lender shall incur
increased costs or reductions in the amounts received or receivable hereunder in respect of any Loan, in any such case because of (i) any change since the date of this Agreement in any applicable law or governmental rule, regulation, guideline or older or any interpretation thereof and including the introduction of any new law or governmental rule, regulation, guideline or order (such as for example but not limited to a change in official reserve requirements), whether or not having the force of law and whether or not failure to comply therewith would be unlawful, and/or (ii) other circumstances affecting such Lender which is not reflected in the Interest Rate, then, from time to time, upon the Agent delivering a written demand therefor to the Borrower, the Borrower shall pay to the Agent for the benefit of such Lender an additional amount or amounts so as to compensate such Lender for its costs or reductions.

                  Section 7.2 Taxes. All payments made by the Borrower under this Agreement shall be made free and clear of, and without reduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority, excluding, in the case of such Lender, net income and franchise taxes imposed on the Lender by the jurisdiction under the laws of which the Lender is subject or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to such Lender hereunder or under the Note, the amounts so payable to such Lender shall be increased to the extent necessary to yield to such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Note. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send to the Agent a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify such Lender for any incremental taxes, interest or penalties that may become payable by such Lender as a result of any such failure. The agreements in this
Section 7.2 shall survive the termination of this Agreement and the payment of the Note and all other Obligations.

                  Section 7.3 Payment of Expenses, Indemnity, etc. The Borrower shall (a) pay all reasonable out-of-pocket costs and expenses of the Lenders or the Agent in connection with the negotiation, preparation, execution and delivery of the Loan Documents and in connection with any amendment or waiver of the Loan Documents, in connection with the preservation by the Lender of rights under, and enforcement of, the Loan Documents, or in connection with any restructuring or rescheduling of the Obligations, and (b) indemnify the Lenders and the Agent, their respective officers, directors, employees, representatives and agents (each an "Indemnitee") from, and hold each of them harmless against, any and all Consequential Damages and any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated hereby or the execution, delivery or performance of any Loan Document and (ii) the exercise by any Lenders or the Agent of their rights and remedies hereunder (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred solely by reason of the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction). Each of the Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

                  Section 7.4 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights the Agent is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provi sional or final) and any other indebtedness at any time held or owing by any Lender to or for the credit or the account of the Borrower against and on account of the Obligations of the Borrower to any Lender under this Agreement or under any of the other Loan Documents, including, without limitation, all other claims of any nature or description arising out of or connected with this Agreement or any other Loan Document, irrespective of whether or not any Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  Section 7.5 Notices. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be given in writing (including by facsimile) or telephonically (promptly confirmed in writing), and shall be deemed to have been duly given or made, in the case of a writing, when delivered by hand, or five days after being deposited in the United States mail, postage prepaid, or, in the case of facsimile notice, when sent, or, in the case of a nationally recognized (in the United States) overnight courier service, with respect to notice to or from the Borrower one Business Day after delivery to such courier service and with respect to notice to or from any other Loan Party, three Business Days after delivery to such courier service, addressed, in the case of each party hereto, at its address specified opposite its signature below, or to such other address as may be designated by any party in a written notice to the other party hereto or, in the case of telephonic notice, when communicated.

                  Section 7.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and their respective successors and assigns, except that the Borrower may neither assign nor transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender. The Lenders agree that they will neither assign nor transfer any of their rights or obligations under this Agreement prior to the occurrence of a Maturing Event or the making of demand upon the Note.

                  Section 7.7 Amendments and Waivers. Neither this Agreement, nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented, modified or waived except in a writing executed by each Loan Party thereto and each of the Lenders.

                  Section 7.8 No Waiver; Remedies Cumulative. No or delay on the part of any Lender or the Agent in exercising any right, power or privilege hereunder or under the Note and no course of dealing between the parties hereto shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under the Notes preclude any other or further exercise thereof of the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Lenders would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Lender to any other or further action in any circumstances without notice or demand.

                  Section 7.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  Section 7.10 Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  Section 7.11 Severability. In case any provision in or obligation under this Agreement or any Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  Section 7.12 Entire Agreement; Existing Obligations. This Agreement and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof and thereof and, subject to the following sentence, supersede all other understandings, oral or written, with respect to the subject matter hereof and thereof.

                  Section 7.13 Waiver of Consequential and Other Damages.
UNDER NO CIRCUMSTANCES SHALL ANY LENDER OR THE AGENT OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR OTHER AFFILIATES BE OR BECOME LIABLE TO THE BORROWER FOR ANY

SPECIAL, CONSEQUENTIAL, PUNITIVE OR SIMILAR DAMAGES OR CLAIMS IN CONNECTION WITH ANY ACTION OR ACTIONS TAKEN OR NOT TAKEN OR ANY OTHER EVENT, ACT OR CONDITION IN CONNECTION WITH OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY (COLLECTIVELY, "CONSEQUENTIAL DAMAGES"), AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL CLAIMS OR RIGHT TO ASSERT CLAIMS FOR ANY CONSEQUENTIAL DAMAGES.

                  Section 7.14 Waiver of Implied Obligation of Good Faith. THE BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT EACH OF (i) THE RETENTION BY THE MAJORITY LENDERS OF ABSOLUTE DISCRETION IN CONNECTION WITH THE FUNDING OF THE LOANS AND (ii) THE DEMAND NATURE OF THE CREDIT FACILITY CREATED HEREBY ARE TERMS WHICH ARE FUNDAMENTAL TO THE LENDERS' WILLINGNESS TO ENTER INTO THIS AGREEMENT AND TO ITS WILLINGNESS TO PROVIDE TO THE BORROWER A CREDIT FACILITY MORE FAVORABLE TO THE BORROWER THAN THE LENDERS WOULD OTHERWISE PROVIDE. ACCORDINGLY, THE BORROWER HEREBY WAIVES ANY IMPLIED OBLIGATION OF GOOD FAITH OR OTHER LIMITATION ON THE LENDERS' ABSOLUTE DISCRETION WHICH MAY BE IMPOSED ON THE LENDERS BY LAW OR STATUTE OR IN EQUITY IN CONNECTION WITH EXERCISE OF ITS ABSOLUTE DISCRETION IN THE MAKING OF LOANS AND IN THEIR MAKING A DEMAND UNDER THIS AGREEMENT OR THE NOTES.

                  Section 7.15 Governing Law. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

                  Section 7.16 Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND THE LENDERS EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

SECTION 8.        THE AGENT.

                  Section 8.1 Appointment and Authorization. Each Lender irrevocably appoints and authorizes the Agent to enter into each of the Loan Documents on its behalf and to take such action as agent on its behalf and to exercise such powers under the Security Documents as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.

                  Section 8.2 Agent and Affiliates. Greenberg shall have the same rights and powers under the Financing Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and Greenberg and his affiliates may lend money to and generally engage in any kind of business with the Borrower or any of its affiliates as if it were not the Agent hereunder.

                  Section 8.3 Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein and under the other Loan Documents.

                  Section 8.4 Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by him in good faith in accordance with the advice of such counsel, accountants or experts.

                  Section 8.5 Liability of Agent. Neither the Agent nor any of his agents or employees shall be liable for any action taken or not taken by it in connection with the Loan Documents (i) with the consent or at the request of the Majority Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of his agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified herein, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness, sufficiency or genuineness of any Security Document or any other instrument or writing furnished in connection therewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

                  Section 8.6 Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share indemnify the Agent (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees aid disbursements), claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with the Loan Documents or any action taken or omitted by the Agent hereunder or thereunder.

                  Section 8.7 Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents.

                  Section 8.8 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be an institution organized or licensed under the laws of the United States of America or of any State thereof. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their duly authorized officers to execute and deliver, this Agreement as of the date first above written.

                                                  NEWSTORK, INC.


                                                  BY:      /S/   ANDREA HILL
                                                     ---------------------------
                                                           Title: President

                                                  Notice Address:
                                                  1501 12th Street N.W.
                                                  Albuquerque, New Mexico 87104
                                                           Attn: President

                                                  Facsimile: (505) 764-9308


                                                  ARNOLD GREENBERG, AGENT AND A
                                                  LENDER


                                                  ------------------------------

                                                  Pro Rata Share: 25%

                                                  Notice Address:
                                                  1260 Meadow Lane
                                                  Southampton, New York 11968

                                                  Facsimile: (516) 283-3713


                                                  ARNOLD GREENBERG AND HERBERT
                                                  GREENBERG TRUSTEES U/D ARNOLD
                                                  GREENBERG DATED 8/6/94 FOR
                                                  ROBIN GREENBERG, LENDER


                                                  By:
                                                     ---------------------------
                                                           Title: Trustee

                                                  Pro Rata Share: 25%

                                                  Notice Address:
                                                  c/o Arnold Greenberg

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their duly authorized officers to execute and deliver, this Agreement as of the date first above written.

                                                  NEWSTORK, INC.


                                                  By:
                                                     ---------------------------
                                                           Title:

                                                  Notice Address:
                                                  1501 12th Street N.W.
                                                  Albuquerque, New Mexico 87104
                                                           Attn: President

                                                  Facsimile: (505) 764-9308


                                                  ARNOLD GREENBERG, AGENT AND A
                                                  LENDER


                                                  /S/ ARNOLD GREENBERG
                                                  ------------------------------

                                                  Pro Rata Share: 25%

                                                  Notice Address:
                                                  1260 Meadow Lane
                                                  Southampton, New York 11968

                                                  Facsimile: (516) 283-3713


                                                  ARNOLD GREENBERG AND HERBERT
                                                  GREENBERG TRUSTEES U/D ARNOLD
                                                  GREENBERG DATED 8/6/94 FOR
                                                  ROBIN GREENBERG, LENDER


                                                  By:/S/ ARNOLD GREENBERG
                                                     ---------------------------
                                                           Title: Trustee

                                                  Pro Rata Share: 25%

                                                  Notice Address:
                                                  c/o Arnold Greenberg
                                                  1260 Meadow Lane
                                                  Southampton, New York 11968

                                                  Facsimile: (516) 283-3713


                                                  ARNOLD GREENBERG AND HERBERT
                                                  GREENBERG TRUSTEES U/D ARNOLD
                                                  GREENBERG DATED 8/6/94 FOR
                                                  MICHAEL GREENBERG, LENDER

                                                  By:/S/ ARNOLD GREENBERG
                                                     ---------------------------
                                                           Title: Trustee

                                                  Pro Rata Share: 25%

                                                  Notice Address:
                                                  c/o Arnold Greenberg
                                                  1260 Meadow Lane
                                                  Southampton, New York 11968

                                                  Facsimile: (516) 283-3713


                                                  ARNOLD GREENBERG AND HERBERT
                                                  GREENBERG TRUSTEES U/D ARNOLD
                                                  GREENBERG DATED 8/6/94 FOR
                                                  SUSAN MINSTER, LENDER

                                                  By: /S/ ARNOLD GREENBERG
                                                     ---------------------------
                                                      Title: Trustee

                                                  Pro Rata Share: 25%

                                                  Notice Address:
                                                  c/o Arnold Greenberg
                                                  1260 Meadow Lane
                                                  Southampton, New York 11968

                                                  Facsimile(516) 283-3713

                                                                       Exhibit A

                                 REVOLVING NOTE

                                                              New York, New York
$__________                                                  __________ __, 1995

                  FOR VALUE RECEIVED, NewStork, Inc., a New Mexico corporation (the "Borrower"), hereby unconditionally promises to pay to the order of [Lender]("_______________"), on the earlier of the Maturity Date or ON DEMAND, in lawful money of the United States of America and in immediately available funds, the prin cipal amount equal to the lesser of (a) $[AN AMOUNT EQUAL TO THE LENDERS' PRO RATA SHARE MULTIPLIED BY THE MAXIMUM NEWSTORK REVOLVING LOAN FACILITY] and (b) the aggregate unpaid principal amount of all NewStork Revolving Loans made by the Lenders to the Borrower pursuant to that certain Credit Agreement dated as of May 26, 1995 between the Borrower and Arnold Greenberg; Arnold Greenberg and Herbert Greenberg Trustees U/D Arnold Greenberg dated 8/6/94 for Michael Greenberg; Arnold Greenberg and Herbert Greenberg Trustees U/D Arnold Greenberg dated 8/6/94 for Susan Minster; and Arnold Greenberg and Herbert Greenberg Trustees U/D Arnold Greenberg dated 8/6/94 for Robin Greenberg, as lenders, as amended, restated, modified or supplemented from time to time (the "Credit Agreement") multiplied by ______'s Pro Rata Share, and interest on the unpaid principal amount hereof at the times and at the rates set forth in the Credit Agreement. _______________ is authorized (but shall not be required) to record the date and amount of each NewStork Revolving Loan made by the Lenders and the date and amount of each payment or prepayment of principal thereof on the schedule annexed hereto and made a part hereof and any continuation of such schedules.

                  This Note is one of the NewStork Revolving Notes referred to in the Credit Agreement and is entitled to the benefits thereof and is subject to prepayment in whole or in part as provided therein. The obligations of the Borrower hereunder are secured by the Security Documents.

                  This Note is a demand note subject to being called at any time upon demand by ______ in its sole discretion. The inclusion of a Maturity Date in the Credit Agreement is merely to provide the term of the Agreement in the absence of demand and does not affect or impair _______________ absolute right to demand payment of this Note at any time in its sole discretion.

                  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement.

                  This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law).

                                   NEWSTORK, INC.


                                   By:__________________________________________
                                         Title:

                                 NEWSTORK, INC.
                                CREDIT AGREEMENT
                                  CLOSING LIST


1. Credit Agreement, dated as of June 1, 1995, among the Lenders named therein, Arnold Greenberg as agent for the Lenders the "Agent") and NewStork, Inc.
         ("NewStork");

2.       Security Agreement, dated as of June 1, 1995, between the Agent and
         NewStork;

3. Security Agreement, dated as of June 1, 1995, between the Agent and StorkStores, Inc. ("Stork Stores");

4. Stock Pledge Agreement, dated as of June 1, 1995, between the Agent and FCP Direct, Inc ("FCP");

5. Stock Pledge Agreement, dated as of June 1, 1995, between the Agent and FulcrumDirect, Inc. ("Fulcrum");

6.       (Guaranty, dated as of June 1, 1995, made by FCP in favor of the Agent;

7. (Guaranty, dated as of June 1, 1995, made by Fulcrum in favor of the Agent;

8. (Guaranty, dated as of June 1, 1995, made by, StorkStores in favor of the agent;

9. (Guaranty , dated as of June 1, 1995, made by Scott A. Budoff in favor of the Agent;

10. Guaranty, dated as of June 1, 1995, made by Michael G. Lederman in favor of the Agent;

11.      Note, dated as of June 1, 1995, made by NewStork in favor of Arnold
         Greenberg;

12. Note, dated as of June 1, 1995, made by NewStork in favor of Michael Greenberg Trust;

13. Note, dated as of June 1, 1995, made by NewStork in favor of Robin Greenberg Trust;


14.      Note, dated as of June 1, 1995, made by NewStork in favor of

         Susan Minster Trust;

15. Pledged Collateral Account Agreement, dated as of June 1, 1995, among Fulcrum, the Agent and Smith Barney Inc;

16.      Direction Letter, dated as of June 1, 1995, from Fulcrum to Smith
         Barney Inc.;

17.      Opinion of Scott A Budoff counsel to NewStork, StorkStores, FCP and
         Fulcrum;

18.      Uniform Commercial Code financing statements with exhibits; and

19.      Intercreditor Agreement

20.      Secretary's Certificate of NewStork

21.      Secretary's Certificate of StorkStores

22.      Secretary's Certificate of FCP

23.      Secretary's Certificate of Fulcrum

24.      Good Standing Certificates

25.      Amendments and Termination's

26.      Correspondence